EXHIBIT 1.2

                  MEMORANDUM AND CERTIFICATE OF INCORPORATION




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                          PROVINCE OF BRITISH COLUMBIA
                               FORM 1 (Section 5)

                                   COMPANY ACT

                                   MEMORANDUM

                                XS CAPITAL CORP.

I wish to be formed into a company with limited liability under the Company Act in pursuance of this memorandum.

1.       The name of the company is XS Capital Corp.

2. The authorized capital of the company consists of One Hundred Million (100,000,000) Common shares without par value.

3. I agree to take the number, class and kind of shares in the company set opposite my name.

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FULL NAME, RESIDENT ADDRESS                       NUMBER, CLASS AND KIND OF
AND OCCUPATION OF SUBSCRIBER                      SHARES TAKEN BY SUBSCRIBER
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/s/ Joseph J. Grosso                             One (1) Common share
------------------------------                   without par value
JOSEPH J. GROSSO
3860 Moscrop Street
Burnaby, BC
V5G 2C9
BUSINESSMAN


TOTAL SHARES TAKEN:                              One (1) Common share
                                                 without par value
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DATED this 04 day of April, 2000.

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       |                      SALLEY BOWES HARWARDT                 |
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[LOGO]                                               NUMBER: 605176
BRITISH
COLUMBIA

                                   COMPANY ACT


                           CERTIFICATE OF INCORPOATION


                              I HEREBY CERTIFY THAT

                                XS CAPITAL CORP.

              Has this day been incorporated under the COMPANY ACT


                           ISSUED UNDER MY HAND AT VICTORIA, BRITISH COLUMBIA

                                            ON APRIL 11, 2000
       [SEAL]
                                            /s/ J. S. Powell

                                            JOHN S. POWELL
                                       REGISTRAR OF COMPANIES
                                    PROVINCE OF BRITISH COLUMBIA
                                            CANADA